SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 and 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  June 24, 2003 (June 17, 2003)


                              NORTHWEST GOLD, INC.
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              Exact Name of Registrant as Specified in its Charter)

            Wyoming                    0-10229                 81-0384984
------------------------------    -----------------     ------------------------
 (State or other jurisdiction        (Commission            (I.R.S. Employer
       of incorporation)              File No.)            Identification No.)


     Glen L. Larsen Building
     877 North 8th West
     Riverton, WY                                              82501
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      (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (307) 856-9271


                                 Not Applicable
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               (Former Name, Former Address or Former Fiscal Year,
                          if Changed From Last Report)



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ITEMS 1 AND 2.  CHANGE IN CONTROL AND ACQUISITION OF ASSETS.

Share Exchange Agreement - Acquisition of Warrants

     The previously-filed Form 8-K reporting the transaction between the Company and PoGo! Products, Inc. inadvertently omitted disclosure of a warrant to be issued to U. S. Energy Corp., a principal shareholder of the Company, in connection with the Share Exchange Agreement between the Company and PoGo.

     On June 24, 2003, the Company will issue to U. S. Energy Corp. a warrant to purchase 500,000 shares of restricted common stock of the Company, at $1.00 per share. The warrant will be exercisable from June 24, 2003, and will expire on June 24, 2006.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   NORTHWEST GOLD, INC.


Dated: June 24, 2003                        By:      /s/  Harold F. Herron
                                                   -----------------------------
                                                   HAROLD F. HERRON,
                                                   CEO, Secretary, Treasurer


                                        2

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